Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Timothy P. Cawley July 9, 2024
Timothy P. Cawley Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 8th day of July 2024.

/s/ Kirkland B. Andrews
Kirkland B. Andrews

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Joseph Miller July 10, 2024
Joseph Miller Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Ellen V. Futter July 10, 2024
Ellen V. Futter Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ John F. Killian July 9, 2024
John F. Killian Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Karol V. Mason July 9, 2024
Karol V. Mason Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Dwight A. McBride July 9, 2024
Dwight A. McBride Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ William J. Mulrow July 9, 2024
William J. Mulrow Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument this as of the date set forth next to his name.

/s/ Armando J. Olivera July 9, 2024
Armando J. Olivera Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Michael W. Ranger July 9, 2024
Michael W. Ranger Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Linda S. Sanford July 9, 2024
Linda S. Sanford Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Deirdre Stanley July 9, 2024
Deirdre Stanley Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ L. Frederick Sutherland July 11, 2024
L. Frederick Sutherland Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director, Trustee and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) to sign (i) one or more post-effective amendments to Con Edison’s Registration Statements on Form S-8, File No. 333-86820, File No. 333-118159, as amended, File No. 333-172385, and File No. 333-197947, each filed under the Securities Act of 1933 and (ii) one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison of New York with the Securities and Exchange Commission to register under the Securities Act of 1933 preferred stock and debt securities of Con Edison of New York.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Catherine Zoi July 9, 2024
Catherine Zoi Date